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                                                                   EXHIBIT 10.36

                            FIRST AMENDMENT TO LEASE

     This First Amendment to Lease ("AMENDMENT" or "FIRST AMENDMENT") is entered into effective as of May 16, 2006, by and between 601 Second Avenue Limited Partnership, a Texas limited partnership ("LANDLORD"), and Capella Education Company, a Minnesota corporation ("TENANT").

                                    RECITALS

     A. Landlord and Tenant are parties to an Office Lease dated February 23, 2004 (the "EXISTING LEASE" and as amended by this First Amendment, the "LEASE"), relating to certain premises (the "PREMISES") situated in the office project now commonly known as 225 South Sixth Street in Minneapolis, Minnesota.

     B. Landlord and Tenant now want to memorialize certain agreements pertaining to Tenant's installation and use of an emergency generator on the terms and conditions hereinafter set forth.

          Accordingly, Landlord and Tenant hereby agree as follows:

     1. APPLICATION OF LEASE TERMS. Except to the extent inconsistent with this Amendment and except to the extent that the terms of this Amendment specifically address a topic, the terms and conditions of the Existing Lease shall apply. Those capitalized terms which are used in this Amendment and are not defined herein shall have the respective meaning given to them in the Existing Lease.

     2. TENANT'S EMERGENCY GENERATOR. Landlord hereby grants Tenant the right, throughout the Lease Term and in accordance with and subject to Section 36.3 of the Existing Lease (i) to install and maintain a 500 KW emergency generator, related equipment and switchgear (collectively, "TENANT'S EMERGENCY GENERATOR EQUIPMENT") at the location on the B1 Level of the Project which is identified on the floor plan attached hereto as Exhibit P ("TENANT'S EMERGENCY GENERATOR SITE") for the exclusive use of Tenant, and (ii) to use the two existing four inch empty conduits which are depicted on Exhibit P attached hereto for connection to the 600 amp electrical feed on the B1 Level of the Project to transmit power from Tenant's Emergency Generator Equipment to the 15th floor of the Premises for the exclusive use of Tenant. Tenant hereby agrees that Landlord shall have no obligation to make any improvements to Tenant's Emergency Generator Site or to provide any improvement or build-out allowance with respect thereto.

     3. LANDLORD'S EMERGENCY GENERATOR. Within ten (10) days after beginning to use Tenant's Emergency Generator Equipment, Tenant shall surrender possession to Landlord of Landlord's 205 KW generator, switchgear and related conduit (collectively, "LANDLORD'S EMERGENCY GENERATOR EQUIPMENT") on the B1 Level of the Project to Landlord after having performed any reasonable maintenance to Landlord's Emergency Generator Equipment which is requested by Landlord and is necessary to put Landlord's Emergency Generator Equipment in as a good a condition as it was in prior to Tenant's use thereof.

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     4. COSTS; UTILITIES. Tenant shall be responsible for all costs incurred in installing, operating, repairing, maintaining and replacing Tenant's Emergency Generator Equipment. Sub-meters to measure the electrical and fuel oil consumption of Tenant's Emergency Generator Equipment shall be installed by Landlord, at Tenant's expense, and Tenant shall pay Landlord for such electrical and fuel oil consumption on a monthly basis. To the extent that Tenant's Emergency Generator Equipment requires any other utility service, Landlord shall only be obligated to use its reasonable efforts to cause the applicable public utility to furnish the same. Any failure or interruption in the furnishing of the utilities to any extent needed by Tenant's Emergency Generator Equipment, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor, work an abatement of any Rent, nor relieve Tenant from fulfillment of any covenant or agreement in the Lease. Landlord agrees, however, to use diligent efforts to promptly cause the applicable public utilities to restore the same.

     5. RULES. Tenant's use of Tenant's Emergency Generator Equipment and Tenant's Emergency Generator Site shall be subject to such reasonable rules, procedures and conditions as Landlord may establish from time to time.

     6. INDEMNITY. Subject to the provisions of Section 17 of the Existing Lease which shall control if they conflict with the provisions of this Section 6, Tenant shall indemnify, defend (at Landlord's request and with counsel reasonably approved by Landlord) and hold Landlord and Landlord's Affiliates (and each of their partners, directors, officers, shareholders and employees) harmless from and against every demand, claim, cause of action, judgment and expense, including, but not limited to, reasonable attorneys' fees and disbursements of counsel, whether suit is initiated or not, and all loss, bodily or personal injury, death or property damage occurring, in whole or in part, because of or in manner related to the installation, use, operation, repair, maintenance or replacement of Tenant's Emergency Generator Equipment, except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord's Affiliates or any of their representatives, agents, contractors or employees.

     7. WAIVER OF SUBROGATION. Tenant hereby waives any and all rights of recovery, claim, action or cause of action, against Landlord and Landlord's Affiliates and each of their partners, property managers, officers, employees and contractors for any loss or damage that may occur to Tenant's Emergency Generator Equipment; it being agreed that Tenant shall assume the entire risk of any such loss and maintain such insurance as Tenant believes it is prudent to maintain to insure against any such loss.

     8. REMOVAL. Tenant's Emergency Generator Equipment shall become the property of Landlord upon the expiration or termination of this Lease and shall be surrendered with the Premises.

     9. BROKERAGE COMMISSION. Tenant warrants that Tenant has not engaged or dealt with any broker in connection with this First Amendment and Tenant agrees to defend, indemnify and hold Landlord and Landlord's agents harmless from and against all losses, damages, costs and expenses (including reasonable attorneys' fees) suffered by Landlord as a result of any claim for brokers' fees or finders' fees asserted on account of any dealings with Tenant by any broker in connection with this First Amendment.


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     10. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, all of which shall be considered one and the same Amendment, even though all parties hereto have not signed the same counterpart. Signatures on this Amendment which are transmitted by facsimile shall be valid for all purposes. Any party shall, however, deliver an original signature for this Amendment to the other party upon request.

     11. REAFFIRMATION OF LEASE. Except as expressly amended herein, all of the terms and conditions of the Existing Lease remain in full force and effect.

     12. SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and be enforceable by Landlord and Tenant and their successors and permitted assigns.

                      [The remainder of this page is blank]


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     IN WITNESS WHEREOF, Tenant has executed this First Amendment to Lease to be effective as of the date first above written.

                                        TENANT:

                                        CAPELLA EDUCATION COMPANY
                                        a Minnesota corporation


                                        By: /s/ Gregory W. Thom
                                            ------------------------------------
                                        Name: Gregory W. Thom
                                        Title: VP, General Counsel, & Secretary

     This is a signature page to the First Amendment to Lease between 601 Second Avenue Limited Partnership, a Texas limited partnership, as Landlord, and Capella Education Company, a Minnesota corporation, as Tenant.

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     IN WITNESS WHEREOF, Landlord has executed this First Amendment to Lease to be effective as of the date first above written.

                                        LANDLORD:

                                        601 SECOND AVENUE LIMITED PARTNERSHIP

                                        By: Minneapolis 601 Limited Partnership,
                                            a Texas limited partnership, its
                                            general partner

                                        By: Hines Acquisitions No. 2 Limited
                                            Partnership, a Texas limited
                                            partnership, its sole general
                                            partner

                                        By: Hines Interests Limited Partnership,
                                            a Delaware limited partnership, its
                                            sole general partner

                                        By: Hines Holdings, Inc., a Texas close
                                            corporation, its sole general
                                            partner


                                        By: /s/ O. David McGinnis
                                            ------------------------------------
                                        Name: O. David McGinnis
                                        Title: Senior Vice President

     This is a signature page to the First Amendment to Lease between 601 Second Avenue Limited Partnership, a Texas limited partnership, as Landlord, and Capella Education Company, a Minnesota corporation, as Tenant.

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                                    EXHIBIT P

                      DEPICTION OF EMERGENCY GENERATOR SITE

                               (Attach Floor Plan)

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                                    EXHIBIT P

                               Tenant's Emergency
                                 Generator Site

                                  (FLOOR PLAN)